EXHIBIT 10.33

EXECUTION VERSION

SECOND AMENDING AGREEMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 18, 2014

ALTALINK, L.P.

as Borrower

- and -

ALTALINK MANAGEMENT LTD.

as General Partner

- and -

THE BANK OF NOVA SCOTIA

as Agent of the Lenders and as Lender

LEGAL_1.32803138.3

AMENDING AGREEMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 18, 2014 among AltaLink, L.P., as Borrower, AltaLink Management Ltd., as General Partner, The Bank of Nova Scotia as Agent of the Lenders (the "Agent")and as Lender.

RECITALS

WHEREAS AltaLink Management Ltd., in its capacity as general partner of AltaLink, L.P., as Borrower, the Agent and the Lender are parties to a Second Amended and Restated Credit Agreement made as of December 19, 2013 as amended by a first amending agreement dated as of October 24, 2014 (the "Original Credit Agreement");

AND WHEREAS the Borrower, the General Partner, the Lender and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1    Definitions

All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the
Original Credit Agreement.

ARTICLE 2
AMENDMENTS

2.1    Amendments to Original Credit Agreement.

The Original Credit Agreement is hereby amended as follows:

(a)	The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the pricing grid contained in such definition and replacing it with the following:

Ratings	Category I	Category II	Category III	Category IV	Category V
Standard & Poor's, Moody's, and DBRS	>A /A2 /A	A /A2 /A	A- /A3/ A(low)	BBB+/ Baal/BBB (high)	<BBB+/ Baal/BBB (high)
Applicable Margin for Bankers' Acceptances, LIBOR Loans & LC/fees	70 bps	80 bps	100 bps	120 bps	145 bps
Applicable Margin for Prime Rate Loans and US Base Rate Loans	0 bps	0 bps	0 bps	20 bps	45 bps
Standby Fee	14 bps	16 bps	20 bps	24 bps	29 bps
Term-out Fee	25 bps	25 bps	25 bps	25 bps	25 bps

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(b)	The definition of "Maturity Date" contained in Section 1.1 of the Credit Agreement is amended by deleting the reference to "December 18, 2015" and replacing it with "December 16, 2016"; and

(c)	The definition of "Revolving Period" contained in Section 1.1 of the Credit Agreement is amended by deleting the reference to "December 18, 2014" and replacing it with "December 17, 2015".

ARTICLE 3
CONDITIONS PRECEDENT

3.1    Conditions Precedent

This Amending Agreement shall become effective if and when:

(a)	the Administrative Agent shall have received this Amending Agreement duly executed and delivered by the Administrative Agent, the Lenders, the Borrower and the General Partner;

(b)	no Event of Default shall have occurred and be continuing; and

(c)	the Borrower shall have paid all fees and expenses in connection with this Amending Agreement, including a Cdn.$30,000 extension fee representing 4bps on Cdn.$75,000,000.

The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1    Representations and Warranties True and Correct; No Default or Event of Default

The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Credit Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement) and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

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ARTICLE 5
MISCELLANEOUS

5.1    No Other Amendments, Waivers or Consents

Except as expressly set forth herein, the Original Credit Agreement and all Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. The execution, delivery and effectiveness of the waiver and amendments in this Amending Agreement shall not be deemed to be a waiver of compliance in the future or a waiver of any preceding or succeeding breach of any covenant or provision of the Original Credit Agreement.

5.2    Time

Time is of the essence in the performance of the parties' respective obligations in this Amending Agreement.

5.3    Governing Law

This Amending Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

5.4    Successors and Assigns

This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Amending Agreement.

5.5    Counterparts

This Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means and all such counterparts and facsimiles shall together constitute one and the same agreement.

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IN WITNESS OF WHICH the parties hereto have duly executed this Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK MANAGEMENT LTD., in its capacity as General Partner of ALTALINK, L.P.

By:	/s/ Joe Bronneberg
	Name:	Joe Bronneberg
	Title:	Executive Vice President and CFO

By:	/s/ Christopher J. Lomore
	Name:	Christopher J. Lomore
	Title:	Vice President, Treasurer

ALTALINK MANAGEMENT LTD.

By:	/s/ Joe Bronneberg
	Name:	Joe Bronneberg
	Title:	Executive Vice President and CFO

By:	/s/ Christopher J. Lomore
	Name:	Christopher J. Lomore
	Title:	Vice President, Treasurer

AltaLink - Second Amending Agreement to Second Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as Agent

By:	/s/ Robert Boomhour
	Name:	Robert Boomhour
	Title:	Director

By:	/s/ Clement Yu
	Name:	Clement Yu
	Title:	Associate Director

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Bradley Walker
	Name:	Bradley Walker
	Title:	Director

By:	/s/ Matthew Hartnoll
	Name:	Matthew Hartnoll
	Title:	Associate Director

Altalink - Second Amending Agreement to Second Amended and Restated Credit Agreement